Exhibit 99.1

AMENDMENT NO. 4 TO REAL PROPERTY

MASTER LEASE AGREEMENT

This Amendment No. 4 to Real Property Master Lease Agreement (“Amendment”) is effective March 20, 2008, supplements and amends the Real Property Master Lease Agreement dated January 1, 1996 (“Master Lease”), and is made by and between The Swenson Family Limited Partnership, a California limited partnership, assignee of James I. Swenson and Susan G. Swenson, Trustees of the Swenson Family Trust (“Lessor”), and Dynamic Details, Inc., a California corporation, formerly Details, Inc., (“Lessee”), with respect to the following:

RECITALS

A.    The Master Lease has been previously amended by Amendment Number One to Real Property Master Lease Agreement (“Amendment Number One”), Amendment No. 2 to Real Property Master Lease Agreement (“Amendment No. 2”), and Amendment No. 3 to Real Property Master Lease Agreement (“Amendment No. 3”), effective January 1, 1997, September 15, 2003, and October 17, 2005, respectively;

B.    By Amendment No. 2 Lessor and Lessee terminated the Master Lease with respect to Parcels 1, 2, 7, and 13 subject to the Master Lease;

C.    Lessee has not exercised any Purchase Option, Extension Option, or First Refusal Right contained in Sections 6, 7, and 9 of the Master Lease, the term of the Master Lease, as amended by Amendment No. 3, expires by its terms September 30, 2008, and Lessor and Lessee have determined to extend the term of the Master Lease through September 30, 2009, in accordance with this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein, Lessor and Lessee agree as follows:

1.     Term.  Subject to the terms and provisions of this Amendment, the term of the Master Lease shall be extended for the period October 1, 2008 through September 30, 2009 (“Master Lease Extended Term”) with respect to the following Parcels 3, 4, 5, 6, 8, 9, 10, 11, and 12 remaining subject to the Master Lease:

Parcel:	Address:

3	1270 Lance Lane

4	1260 Lance Lane

5	1240 Lance Lane

6	1220 Lance Lane

8	3021 East Coronado

9	1211 Simon Circle

10	1221 Simon Circle

11	1231 Simon Circle

12	1241/51 Simon Circle

2.    Base Rent.  Base Rent (defined in the Master Lease) is not subject to adjustment pursuant to the Master Lease. Base Rent in the following amounts shall be paid monthly without adjustment on the first day of each calendar month for the Master Lease Extended Term set forth in this Amendment:

Period:	Rent:

October 1, 2008 - September 30, 2009	$52,755

3.    Cooperation; Continuing Obligations.  Lessor and Lessee agree to perform any further acts and execute and deliver documents reasonably necessary to carry out the provisions of this Amendment. Except as modified by this Amendment, all covenants, conditions and agreements between Lessor and Lessee under the Master Lease, Amendment Number One, Amendment No. 2 and Amendment No. 3 shall continue in full force and effect. The provisions of the Master Lease as supplemented or modified by the within and each preceding amendment are ratified and adopted, and any conflict in construing the Master Lease as so modified by the collective provisions of such amendments shall be resolved by the latest executed amendment.

5.    Authority.  Lessee has not heretofore assigned or otherwise transferred any right or interest in the Master Lease or any Parcel subject to the Master Lease, the individuals signing this Amendment on behalf of Lessee have been duly authorized and the Amendment adopted by appropriate resolutions which are in full force and effect, and Lessee has full and complete authority to execute the within Amendment without any additional approval or consent.

6.    Recitals Incorporation.  The foregoing Recitals contained in this Amendment are incorporated into the parties agreements.

7.    Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which shall be read together as one instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date hereinabove written.

	“Lessor”		“Lessee”
	Swenson Family Limited Partnership		Dynamic Details, Inc., a California Corporation
By:	Swenson Family Trust

	/s/ James I. Swenson		/s/ Mikel Williams
	James I. Swenson, Trustee		Mikel Williams
Its:	General Partner	Its:	President

	/s/ Susan G. Swenson		/s/ Sally Goff
	Susan G. Swenson, Trustee		Sally Goff
Its:	General Partner	Its:	Chief Financial Officer